Exhibit 99.1

Corporate Presentation February 2021

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" wi thi n the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “pr oposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expres sio ns referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements. S uch forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, Protara’s manufacturing and development plans for its product candidates and related interactions with the FDA, ex - U.S. development plans, Protara’s financial footing, the impact of the COVID - 19 pandemic and related governmental responses on Protara’s business and clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those exp res sed or implied by such forward - looking statements. Factors that contribute to the uncertain nature of the forward - looking statements include: risks that Protara’s sales, revenue, expense and other financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non - clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agen cies; the impact of the COVID - 19 pandemic on Protara’s business, clinical supply chain, clinical trials, and the global economy; general market conditions; changes in the competiti ve landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; the loss of ke y m embers of management; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption "Risk Factors" and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission. You are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date on which they were made. Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law. 2

3 Modernizing and Expediting Development of De - Risked Assets Lead programs: TARA - 002 in Non - Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs) • Cell - based immunopotentiator • FDA confirmed initial comparability to Japanese predecessor OK - 432 • NMIBC clinical development plan in place following Pre - Investigational New Drug (PIND) engagement with FDA • TARA - 002/OK - 432 is standard of care in Japan for LMs; completed Phase 2 study in U.S. supports treatment effect with support for strong safety profile Company well funded through anticipated key milestones through early 2023 Other mid - stage development programs provide diversification and additional growth potential • IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

4 Pipeline Addresses Multiple Indications With High Unmet Need *TARA - 002 Granted Rare Pediatric Disease Designation for the treatment of LMs. OK - 432 Granted Orphan Drug Designation by the U.S . FDA for the treatment of LMs, which we believe is applicable under established comparability. **Granted Orphan Drug and Fast Track Designations by the U.S. FDA † Phase 1 PK study to be conducted prior to commencing Phase 3 Phase 3 Phase 2 Phase 1 PRE - IND Pre - IND Intestinal Failure Associated Liver Disease (IFALD)** , † HEPATOLOGY, GI, METABOLICS IV Choline Chloride for Injection – Phospholipid Substrate Replacement Vonapanitase – Recombinant Human Type 1 Elastase (phase 1 studies completed in fistula patency and PAD) IMMUNOLOGY, ONCOLOGY TARA - 002 – Lyophilized, inactivated Group A Streptococcus Lymphatic Malformations (LMs)* Non - Muscle Invasive Bladder Cancer (NMIBC) OTHER

TARA - 002 LYOPHILIZED, INACTIVATED GROUP A STREPTOCOCCUS PYOGENES

TARA-002: Cell-Based Immunopotentiator with Significant Potential

- TARA-002 is an investigational, genetically distinct strain of *Streptococcus pyogenes* that is inactivated while retaining its immune-stimulating properties
- TARA-002 is manufactured under GMP conditions from the same Master Cell Bank as OK-432[(1)], once one of the largest selling oncology products in Japan
- FDA has confirmed initial comparability between TARA-002 and OK-432 and path forward to completion of GMP comparability
- Having established initial comparability to OK-432, the extensive data generated by OK-432 will help support TARA-002
- Protara has worldwide rights ex-Japan & Taiwan for TARA-002/OK-432 live cells
inactivated

PROTARA THERAPEUTICS

(1) Marketed in Japan and Taiwan as Picibanil®.
Note: Manufacturing modifications reflect manufacturing to U.S. cGMP standards

6

7 TARA - 002: Mechanism of Anti - Tumor / Anti - Cystic Activity Th1 Like Anti - Tumor Cytokine Response (1) Fujimoto T., et al. J Immunol. 1997: 5619. (2) Ryoma Y, et al. Anticancer Res. 2004; 3295 - 3298. (3) Zhao H, et al. Microbiol. Immunol. 1994; 183 - 190. Multi - Cytokine Inducer (1)(2)(3) IL - 2 IL - 6 IL - 10 IL - 12 GM - CSF TNF - α IFN - γ IL - 8 G - CSF

• Lymphangiomas (Lymphatic Malformations) • Gastric cancer combo with chemo (post - operative) • Primary lung cancer combo with chemo • Reduction of ascites in gastrointestinal cancer • Reduction of pleural effusion in lung cancer • Unresponsive head, neck & thyroid cancer OK - 432: Human Efficacy Data in Multiple Indications 8 OK - 432 has been approved (ex - US) or studied in multiple indications (1) Full Prescribing Information. Chugai Pharmaceuticals. 2016 APPROVED INDICATIONS IN JAPAN (1) • Non - Muscle Invasive Bladder Cancer • Ovarian cancer • Malignant mesothelioma • Pancreatic cancer • Esophageal cancer • Oral squamous cell cancer • Hepatocellular cancer • Ranula • Thyroglossal cysts • Pleurodesis • Seroma • Symptomatic lymphocele • Auricular hematoma OK - 432 CLINICAL RESEARCH CONDUCTED IN:

TARA - 002 NON - MUSCLE INVASIVE BLADDER CANCER (NMIBC)

TARA-002 in NMIBC: Profile Supports Potential in NMIBC

Similar mechanism to BCG, notable patient experience in Asia and manufacturing advantages

- Prompts a predominantly Th1 type cytokine response
- Mechanistically similar to Bacille Calmette-Guérin (BCG)

- State-of-the-art U.S. manufacturing facility
- TARA-002 manufacturing process supported by 40 years of production history of OK-432


MOA Generally Similar to BCG
Manufacturing Advantages
Modality Familiar with Physicians
Promising Existing Clinical Data

- Urologists have been using an attenuated bacteria, BCG, as immunotherapy for decades
- Intravesical administration is preferred clinical approach among urologists(1)

- ~150 NMIBC patients tested with OK-432 demonstrated promising results(2)
- Treatment generally well tolerated

PROTARA THERAPEUTICS

(1) Market Research Conducted by Protara Therapeutics
(2) Study references available by request
Note: OK-432 is not approved for NMIBC

10

11 Clinical Evidence of OK - 432 Provides Strong Rationale for Development of TARA - 002 in NMIBC Data across multiple investigator - initiated studies in ~150 NMIBC patients treated intravesically shows that OK - 432: Was generally well - tolerated, with safety and tolerability observed across a range of doses Demonstrated treatment effect and lower rates of recurrence vs. control group, including in the randomized, controlled setting

BCG Shortage Causes Significant Impact on Care

= BCG Shortage

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020

- **2012:** BCG shortages begin after Sanofi lab is shut down due to mold infractions
- **2014:** Merck announces shortages of Tice strain of BCG
- **2014:** Sanofi production of BCG resumes
- **2017:** Sanofi announces discontinuation of TheraCys BCG; Merck becomes sole US provider of BCG
- **2018:** US Urologists are continuing to ration BCG doses and adjust treatment decisions due to shortage
- **2019:** Merck announces anticipated BCG supply constraints despite expanding capacity
- **2020:** Merck announces plans to construct new facility to expand BCG manufacturing. Facility could take 5-6 years to construct.

Shortage has prompted major urological associations to issue guidance on patient management [(1)]

"…remain extremely concerned about this shortage and its effects on the care of bladder cancer patients…"

-Joint Statement on BCG Shortage, Feb 2019

American Urological Association | LUGPA Integrated Practices Comprehensive Care | AACU | Urology Care Foundation | SUO | BCAN

Dose rationing and resorting to less desirable treatment options are impacting patient care[(2)]

*"I see patients **every week** whose **treatment decisions are affected by the BCG shortage**…sometimes I just recommend moving patients more quickly to cystectomy because **we don't have any better options available.**"*

-Academic Hospital Urologist

PROTARA THERAPEUTICS

(1) AUA/SUO Joint Guideline: Published 2016; Amended 2020
(2) Market Research Conducted by Protara Therapeutics

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NMIBC Represents the Most Common Form of Bladder Cancer more likely to be diagnosed in men 4x NMIBC patients are treated by a urologist Significant increase in recurrence, progression & an escalated number of patients needing cystectomies Bladder Cancer in the US NMIBC makes up ~80% of all bladder cancer with ~65,000 diagnosed per year in the U.S. High rate of recurrence with 3 - year rate estimated at up to 80% are age 55+ 9 in 10 (1) (2) (3) (4) (5) (1) National Cancer Institute. SEER Bladder Cancer – Stat Facts . Accessed February 5, 2021. (2) Saginala , K. et al. Med Sci. 2020. (3) Campbell Walsh 11th edition, Elsevier. (4) Anastasiadis et al. Therapeutic Advances in Urology, 2012. (5) Ourfali , S. et. al. European urology focus, 2019. age 55+ 6 th most prevalent cancer in the U.S. (1)

Current Standard of Care Highlights High Unmet Need for Patients 14 Primary care / PCP Urologist Medical Oncologist Initial Presentation Referral & Testing TURBT High Grade Treatment Recurrence Repeat TURBT Present to PCP : • Blood in urine • Bladder irritation Urologist tests : • CT scan • Cytology • Cystoscopy Diagnose, S tage & Grade Prescribe BCG Cystectomy Intravesical Agents IV Treatment Transfer to Medical Oncologist • Checkpoint inhibitors Bladder Removal Experimental Agents in Development Under Urologist Care Up to 8/10 recur in 3 years 1 (1) Campbell Walsh 11th edition, Elsevier.

TARA-002 in NMIBC: Overview of U.S. NMIBC & Target Population

NMIBC is categorized and treated based on risk stratification, determined by combination of tumor grade, stage, size, recurrence history and focality

Initial Protara targeted incident patient population:
~30K [1][2][3] Patients with High Grade NMIBC who are candidates for immunotherapy



80K Patients Diagnosed with Bladder Cancer Annually[1]
65K Patients with NMIBC [2]
5% Metastatic
15% Locally Advanced
80% NMIBC [2]
Grading
45% High Grade [1][3]
55% Low Grade [1][3]
Risk Stratification[4]
High Risk
(4)
Intermediate Risk
Low Risk
Treatment Guidelines
TURBT + BCG
Mix of TURBT + Chemo/BCG
TURBT + Chemo
Goal of Treatment
1) Prevent Progression
2) Prevent Cystectomy
3) Prevent Recurrence

PROTARA THERAPEUTICS

(1) National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019
(2) Anastasiadis et al. Therapeutic Advances in Urology, 2012
(3) Market Research Conducted by Protara Therapeutics
(4) American Urological Association risk stratification classifies some high-grade tumors as intermediate risk

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TARA - 002 in NMIBC: Estimated Development Timeline 16 • Complete GMP scale up and comparability • Complete non - clinical studies • Initiate Phase 1 study* • Engage International regulatory authorities • Complete Phase 1 study • Commence Phase 2 start - up activities • Futility analysis in CIS cohort • Topline efficacy in CIS patients *Subject to acceptance of IND filing 2024 • Complete enrollment of Papillary cohort 2023 2022 2021

TARA - 002 LYMPHATIC MALFORMATIONS (LM S )

18 TARA - 002 in LMs Epidemiology: incidence of lymphatic malformations is ≈ 1,400 - 1,800 LM cases per year (2) Epidemiology Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates (3) as well as off - label use of sclerosants Current Treatment Options Majority of LMs present at birth (65 - 75%) or by age 3 (80 - 90%) during active lymphatic growth period (3) FDA Granted Pediatric Rare Disease Designation Rare, non - malignant lesions consisting of dilated, lymphatic fluid - filled sacs caused by abnormal development of the lymphatic endothelial system (1) Lymphatic Malformations (1) Brouillard P, et al. J Clin Invest. 2014;124:898 - 904. (2) Internal company estimates (3) Ha J, et al. Curr Ped Rev. 2014;10:238 - 248.

Before After 19 OK - 432 in LMs: Clear Evidence of Biologic Activity in Patients Before After Protara Therapeutics data on file

OK-432 in LMs: Robust Results of Completed Phase 2 Study(1) in U.S.

68% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT

ITT: Observations 6 months after enrollment



68%
0%
Immediate Treatment Group (N=91)
Delayed Treatment Group Pre-Treatment** (N=26)

- None of these patients required surgery
- During this same period, no patients in the delayed treatment group experienced spontaneous regression of LM ($p<0.001$)
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

94%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES

Complete or Substantial Response by Radiographically Confirmed Lesion Type



94%*
22%
71%
63%
38%
25%
0%
Complete Response
Substantial Response
Macrocystic Lymphangiomas (n=79)
Mixed (n=40)
Microcystic Lymphangiomas (n=17)

- Patients with radiographically confirmed macrocystic lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

PROTARA THERAPEUTICS

‡ Clinical Success was defined as complete or substantial response
*Numbers do not sum due to rounding
**Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 58%, which was not statistically different from the Immediate Treatment Group
(1) Smith M, et al. Laryngoscope. 2009;119:107-115.

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Smith M, et al. Laryngoscope. 2009;119:107 - 115. Safety Profile ▪ Most common AEs with treatment were local injection site reactions, fever, fatigue, decreased appetite, with resolution within two weeks ▪ SAEs related to OK - 432: re - hospitalization for infection (n=3) and severe edema (n=3), airway obstruction necessitating tracheostomy tube placement (n=4), and submental intra - cystic hemorrhage necessitating surgical excision (n=1) ▪ Minor AEs related to OK - 432: temporary brachial plexus compression, myalgia, infections treated with oral antibiotics, intra - cystic hemorrhage, and dehydration ▪ Two SAEs not related to OK - 432: death due to tracheotomy tube obstruction and vision loss following proptosis Long - term safety data in 99 patients with up to 8 years of follow up OK - 432 in LMs: Compelling Safety Record 21

22 IND update completed and filed with FDA Division of Vaccines and Related Products Vaccines division began review of IND update in late Q4’20 and has requested a CSR summarizing the totality of the Iowa LMs Phase 2 study 1 2 3 4 Dialogue with Vaccines Division is ongoing with CSR expected to be submitted before Q2’2021 TARA - 002 in LMs: Regulatory Update Company continues to prepare for the potential to file a BLA in 2H 2021 or to initiate additional clinical work in LMs as required

TARA - 002 in LMs: Planned Next Steps If additional registrational study required – Launch in the US – File marketing applications in EU countries 2023 – Complete study – Submit BLA – US Approval Q3’2022 2022 – Apply for Fast - track / Breakthrough Therapy Designation – Agree with FDA on design of any additional study – Complete GMP comparability (2H - 2021) – Initiate enrollment of study (2H - 2021) – Engage European regulators 2021 – Launch in the EU and other international geographies 2023 – Launch in the US – File marketing applications in the EU – US Approval (1H’2022) 2022 – Complete GMP comparability – Engage European regulators – Submit BLA 2H’2021 – Apply for Fast - track / Breakthrough Therapy Designation – Agree with FDA no study needed 1H’2021 If current data set sufficient for BLA/MAA submission 23

IV CHOLINE CHLORIDE INTESTINAL FAILURE ASSOCIATED LIVER DISEASE (IFALD)

IV Choline in IFALD: Late-stage Opportunity for an Unmet Medical Need

An Essential Molecule in Several Metabolic Processes

Patients dependent on Parenteral Nutrition (PN) cannot absorb sufficient levels of choline. Data confirms that choline deficient diets results in steatosis and cholestasis[1]


H_3C
CH_3
N^+
H_3C
OH

Clinical History Supporting Choline Substrate Replacement in IFALD (intestinal failure associated liver disease) Patients

A Phase 2 study demonstrated the clinical potential of choline substrate replacement therapy by reversing certain hallmark pathologies of IFALD[1]

Strong Market Opportunity with Potential to Expand Addressable Patients

Prevalence of patients on PN 79/million[2]; recent Medicare diagnosis data suggests ≈ 5,000 IFALD patients[3]

Clear Regulatory and Clinical Path Forward

FDA designations (Orphan Drug Designation, Fast Track Designation) combined with encouraging feedback from End of Phase 2 meeting for Phase 1 PK study followed by Phase 3 trial

PROTARA THERAPEUTICS

(1) Buchman A, et al. JPEN. 2001;5:260-268.
(2) Mundi M, et al. ASEPN. 2017;32:799-805.
(3) Internal Protara market research

25

IV Choline in IFALD: Informative Clinical History

A significant body of supportive evidence across 4 studies

1994 - IV PK Study[2]
n=4 PN patients
1st continuous exposure to IV choline, established safety and 2g dose

2001 - IV Phase 2 RCT[4]
n=15 PN patients
2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of ALP*)



1992 - Oral Lecithin Study[1]
n=15 PN patients
Lecithin did not achieve physiologic levels; however did reduce steatosis with moderate ALP* improvement

1995 - IV Pilot Study[3]
n=4 PN patients
IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

PROTARA THERAPEUTICS

1) Buchman A, et al. Gastroenterology. 1992;102:1363-1370.
2) Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.
3) Buchman A, et al. Hepatol. 1995;22:1399-1403.
4) Buchman A, et al. JPEN. 2001;5:260-268.

* ALP=Alkaline phosphatase

26

IV Choline in IFALD: Multi-Center Phase 2a POC Study

Randomized, Controlled Study Design & Objective

IV CHOLINE REPLACEMENT PROOF OF CONCEPT STUDY[1]	
Study Design	Randomized Double-blind Phase 2 Trial
Subjects	15 (9 per protocol)
Age	>16 years old
PN Requirement	Greater than 80% of all nutrient requirements supplied by PN
Randomization	1:1 Usual PN or PN + 2g IV choline/Day
Duration of Treatment	24 Weeks
Visits	Weeks 2,4,6,12,16, 20, 24
Follow up	Week 34
Dose	2g Choline Chloride QD in PN solution

- The IV Choline Chloride replacement proof-of-concept, randomized study did not have pre-specified endpoints
- The primary objective of the study was to determine if IV Choline Chloride substrate replacement would reverse hepatic steatosis and improve liver function in patients receiving long-term parenteral nutrition (PN)

PROTARA THERAPEUTICS

1) Buchman A, et al. JPEN. 2001;5:260-268.

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IV Choline in IFALD : Phase 2 Results 28 CHOLESTASIS IMPROVEMENT: ALL PATIENTS* (1) CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS At Baseline After 24 Weeks *Mi xed model for repeated measurement (MMRM) method used ǂ A placebo subject was excluded from all analyses due to likely IV contrast - induced imaging abnormalities, confirmed by independent radiologist n=14 ǂ (7 active; 7pbo) (1) Protara Therapeutics re - analysis of patient CRF’s, data on file Improvement in Steatosis and Cholestasis

29 IV Choline in IFALD: Prevalence Study Prevalence study underway to enhance understanding of the patient population DESIGN Retrospective, observational study of patients in both academic & community settings POPULATION Patients dependent on PN for 6 or more months OBJECTIVE Understand presence/incidence of liver disease in this population to enhance value of development potential QUESTIONS How many individuals currently on service have been dependent on PN for 6 or more months? What percentage of these have elevated ALP levels (> 1.5x ULN) as an indicator of liver disease?

Summary

Building Momentum in 2021 31 NMIBC: Significant Market Potential • 1H’21: Complete nonclinical studies ( tox, MOA, immunogenicity) • 2H’21: File IND • Late 2021: Initiate Phase 1 study LMs: Near - term Rare Disease Opportunity • Q1’21: Expect to submit CSR to FDA (Vaccines Division) to support TARA - 002 for LMs with the potential to file our BLA in 2021 • 2H’21: Complete GMP scale up and comparability IV Choline: Late - Stage Pipeline Opportunity • 2H’21: Complete prevalence study to better characterize epidemiology of IFALD Financials: Estimated funding through early 2023 • $166M as of September 30, 2020 • 19.2M Common Share Equivalents: 11.2M Common + 8.0M Preferred on as - converted basis as of November 10, 2020

Corporate Presentation February 2021